UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 31, 2006
APPLICA INCORPORATED

(Exact name of Registrant as specified in its charter)
Commission File Number 1-10177

Florida	59-1028301

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3633 Flamingo Road, Miramar, Florida	33027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 883-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
     On October 31, 2006, Applica Incorporated delivered to Harry D. Schulman, its Chairman, President and Chief Executive Officer, a written notice of non-renewal pursuant to which Applica elected not to extend the term of that certain Employment Agreement, dated as of May 1, 2004, by and among Applica Incorporated, Applica Consumer Products, Inc., and Mr. Schulman. Accordingly, the Employment Agreement will terminate and expire on May 1, 2007 in accordance with its terms.
     A more detailed description of the terms and conditions of the Employment Agreement is contained in Applica’s definitive proxy statement for its 2006 annual meeting of shareholders that was filed with the Securities and Exchange Commission on March 31, 2006, which disclosure is incorporated herein by reference. Such description of the Employment Agreement is qualified in its entirety by the full terms and conditions of the Employment Agreement, a copy of which was filed as Exhibit 10.1 to Applica’s Current Report on Form 8-K dated October 12, 2004, which is incorporated herein by reference.
     In connection with the definitive agreement with affiliates of Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. (together, “Harbinger Capital Partners”) under which Harbinger Capital Partners will acquire all outstanding shares of Applica that it does not currently own for $6 per share in cash, Applica intends to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT APPLICA, THE PROPOSED TRANSACTION AND RELATED MATTERS. The final proxy statement will be mailed to Applica shareholders.
     Investors and security holders will be able to obtain free copies of these documents when they become available through the website maintained by the SEC at www.sec.gov. In addition, the documents filed with the SEC may be obtained free of charge by directing such requests to Applica Incorporated, 3633 Flamingo Road, Miramar, Florida 33027, Attention: Investor Relations ((954) 883-1000), or from Applica Incorporated’s website at www.applicainc.com.
     Applica Incorporated and its directors, executive officers and certain other members of Applica management may be deemed to be participants in the solicitation of proxies from Applica shareholders with respect to the proposed transaction. Information regarding the interests of these officers and directors in the proposed transaction will be included in the proxy statement to be filed with the SEC. In addition, information about Applica’s directors, executive officers and members of management is contained in Applica’s most recent proxy statement and annual report on Form 10-K, which are available on Applica’s website and at www.sec.gov.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 1, 2006	Applica Incorporated
	By:	/s/ Terry Polistina
Terry Polistina, Senior Vice President, Chief
Operating Officer and Chief Financial Officer of Applica Incorporated

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